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                                                                      Exhibit 23


                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement on Form S-8 of Cray Inc., of our report dated March 14, 2003, appearing in the Annual Report on Form 10-K of Cray Inc. for the year ended December 31, 2002.

/s/  DELOITTE & TOUCHE

Deloitte & Touche LLP
Seattle, Washington
August 8, 2003